UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 19, 2007

INSMED INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Virginia

(State or Other Jurisdiction of Incorporation)

0-30739	54-1972729
(Commission File Number)	(IRS Employer Identification No.)

8720 Stony Point Parkway, Suite 200, Richmond, Virginia	23235
(Address of Principal Executive Offices)	(Zip Code)

(804) 565-3000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 3—Securities and Trading Markets

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 18, 2007, Insmed Incorporated (the “Company”) received a letter from the Listing Qualifications Department of The NASDAQ Stock Market indicating that the Company is not in compliance with NASDAQ Marketplace Rule 4450(a)(5) (the “Minimum Bid Price Rule”) because the closing bid price per share for the Company’s common stock has been below $1.00 per share for 30 consecutive business days. In accordance with Marketplace Rule 4450(e)(2) the Company will be provided 180 calendar days, or until December 17, 2007 to regain compliance. This notification has no effect on the listing of the Company’s common stock at this time.

To regain compliance with the Minimum Bid Price Rule, the closing bid price of the Company’s common stock must remain at $1.00 per share or more for a minimum of ten consecutive business days. If the Company does not regain compliance with The Minimum Bid Price Rule by December 17, 2007, the Company can apply to list its common stock on the NASDAQ Capital Market and NASDAQ will determine whether the Company meets the NASDAQ Capital Market initial listing criteria as set forth in Marketplace rule 4310(c), except for the bid price requirement. If the Company meets the initial listing criteria, NASDAQ will notify the Company that it has been granted an additional 180 calendar days to come into compliance with the Minimum Bid Rule. If the Company does not meet the initial listing criteria, NASDAQ will provide the Company with written notification that its common stock will be delisted. At that time the Company would be permitted to appeal NASDAQ’s determination to delist the Company’s common stock to a NASDAQ Listings Qualifications Panel.

The Company will seek to regain compliance within this 180 days cure period and is considering alternatives to address compliance with the continued listing standards of The NASDAQ Stock Market.

On June 19, 2007 the Company issued a press release announcing its receipt of the letter. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained herein, including the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99.1	Press Release issued by Insmed Incorporated on June 19, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insmed Incorporated

Date: June 19, 2007
	By:	/s/ Kevin P. Tully
	Name:	Kevin P. Tully C.G.A.,
	Title:	Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Insmed Incorporated on June 19, 2007